UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 19, 2018

McDONALD’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza
Oak Brook, Illinois
(Address of Principal Executive Offices)
60523
(Zip Code)

(630) 623-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers
Awards to Certain Executive Officers under the Target Incentive Plan (“TIP”) for 2018
On February 19, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of McDonald's Corporation (the “Company”) approved the payout structure for the 2018 TIP awards for executives.

The target 2018 TIP awards for the Company’s “named executive officers” for whom disclosure was required in the Company’s most recent proxy statement (and who remain employed with the Company) are as shown in the table below.

Name	Position	Target TIP Award as a Percentage of Base Salary
Stephen Easterbrook	President and Chief Executive Officer	180%
Kevin Ozan	Executive Vice President and Chief Financial Officer	100%
Douglas Goare	President, International Lead Markets and Chief Restaurant Officer	90%
Silvia Lagnado	Executive Vice President, Global Chief Marketing Officer	80%

TIP payouts will be determined primarily by growth in the Company’s operating income in 2018 over its 2017 operating income.  The officers listed above are not eligible to receive a TIP payout if the Company (and/or an applicable business segment) does not achieve growth in operating income in 2018.  Operating income is measured on a consolidated or business segment level basis, as applicable to each individual’s award. For Messrs. Easterbrook and Ozan and Ms. Lagnado, the payout will be based on consolidated performance.  For Mr. Goare, the payout will be based on a combination of the performance of the International Lead Markets segment and consolidated performance.

In addition to operating income performance, 2018 TIP payouts to the officers listed above may also be impacted, positively or negatively, by the Company’s performance against certain pre-established modifiers that are closely linked to the Company’s Velocity Growth Plan.

The maximum TIP award that any of the above individuals can earn in 2018 is 200% of the target award.

For compensation purposes, operating income may be adjusted from that reported in our financial statements. Specifically, operating income is expressed in constant currencies to more accurately reflect underlying business trends. In addition, certain income and/or expense items that are not indicative of ongoing results may be excluded at the discretion of the Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date:	February 23, 2018	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President, Associate General Counsel and Assistant Secretary